Exhibit 99.1

Theravance
Closes Private Placement of $450 Million of 9% Non-Recourse Notes Supporting Strategic Separation Process

— Proceeds Intended to Accelerate Capital Return Strategy for Proposed Royalty Management Company —

SOUTH SAN FRANCISCO, CA, April 21, 2014 — Theravance, Inc. (NASDAQ: THRX) (the “Company”) today announced that a subsidiary of the Company secured a $450 million private placement of 9% non-recourse PhaRMASM notes. The net proceeds from this transaction are currently planned to support the initiation of a capital return strategy to the stockholders of Theravance, Inc. in conjunction with the previously announced spin-off of Theravance Biopharma, Inc., for payment of remaining approval and launch milestones to GlaxoSmithKline plc (GSK), and funding of the operations of Theravance, Inc. following the spin-off.

“This non-dilutive financing allows us to accelerate the execution of our strategy to begin providing capital returns to stockholders of Theravance, Inc. related to RELVAR®/BREO® ELLIPTA® and ANORO™ ELLIPTA™,” said Michael W. Aguiar, Senior Vice President and Chief Financial Officer, Theravance, Inc. “We remain on track to complete the spin-off in the second quarter of 2014 and look forward to providing more definitive guidance on the key operating metrics for both companies prior to the separation.”

About the Strategic Separation

To unlock the Company’s value and facilitate a return of capital to stockholders, Theravance announced in April 2013 that it would separate late-stage partnered respiratory assets from its biopharmaceutical research and development (R&D) operations and create two companies, Theravance, Inc. (the royalty management company) and Theravance Biopharma (the R&D company). This strategic separation is expected to be completed in the second quarter of 2014 subject to various legal and regulatory conditions, including the approval of the Form 10 Registration Statement filed with the U.S. Securities and Exchange Commission and final approval of the transaction by Theravance’s Board of Directors.

Theravance, Inc., A Royalty Management Company, will focus on managing all development and commercial responsibilities under its respiratory partnership agreements with GSK and associated royalty revenues, including royalties from RELVAR®/BREO® ELLIPTA® and ANORO™ ELLIPTA™ with the intention of providing capital returns to stockholders. The R&D company, Theravance Biopharma, Inc., will be a biopharmaceutical company focused on developing small molecule product candidates in the respiratory, central nervous system/pain, gastrointestinal disorders and infectious disease therapeutic areas. The result will be two independent, publicly traded companies, with different business models, enabling investors to align their investment philosophies with the strategic opportunities and financial objectives of the two independent companies.

About the Financing

LABA Royalty Sub LLC, a wholly owned subsidiary of Theravance, Inc., issued $450 million in aggregate principal amount of PhaRMASM 9% Notes due on or before May 15, 2029. The notes are secured by a security interest in a segregated bank account established to receive 40% of royalties from global net sales of RELVAR®/BREO® ELLIPTA® (fluticasone furoate/vilanterol “FF/VI”), ANORO™ ELLIPTA™ (umeclidinium bromide/vilanterol, UMEC/VI) and, if developed, approved and commercialized, VI monotherapy, all of which are partnered with GSK, beginning with sales occurring on or after April 1, 2014 and ending upon the earlier of full repayment of principal or May 15, 2029. The notes are not convertible into Theravance equity and have no security interest in nor rights under any Theravance agreement with GSK. The notes may be redeemed at any time prior to maturity, in whole or in part, at the option of Theravance at specified redemption premiums. The notes bear an annual interest rate of 9%, with interest and principal paid quarterly beginning November 15, 2014. Prior to May 15, 2016, in the event that the specified portion of royalties received in a quarter is less than the interest accrued for the quarter, the principal amount of the notes will increase by the interest shortfall amount for the period. Since the principal and interest payments on the notes are based on royalties from product sales, which will vary from quarter to quarter, the notes may be repaid prior to the final maturity date in 2029.

Net proceeds of the offering are expected to be approximately $434.3 million which includes a reserve account of $32 million established to fund a portion of the potential approval and launch milestones payable to GSK. As the financing is related to assets that will reside in the royalty management company, the net proceeds from the transaction will remain at Theravance, Inc. following the separation of Theravance Biopharma and are currently planned to support the initiation of a capital return strategy to the stockholders of Theravance, Inc. in conjunction with the previously announced spin-off of Theravance Biopharma, Inc., for payment of remaining approval and launch milestones to GSK, and funding of the operations of Theravance, Inc. following the spin-off.  The notes have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent an applicable exemption from the registration requirements of the Securities Act. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security.

Morgan Stanley & Co. LLC acted as sole placement agent for the notes.

PhaRMASM is a service mark of Morgan Stanley.

About Theravance

Theravance is a biopharmaceutical company with a pipeline of internally discovered product candidates and strategic collaborations with pharmaceutical companies. Theravance is focused on the discovery, development and commercialization of small molecule medicines across a number of therapeutic areas including respiratory disease, bacterial infections, and central nervous system (CNS)/pain. Theravance’s key programs include:  RELVAR®/BREO® ELLIPTA® (FF/VI), ANORO™ ELLIPTA™ (UMEC/VI) and MABA (Bifunctional Muscarinic Antagonist-Beta2 Agonist) GSK961068, each partnered with GlaxoSmithKline plc (GSK), and its Long-Acting Muscarinic Antagonist program. By leveraging its proprietary insight of multivalency to drug discovery, Theravance is pursuing a best-in-class strategy designed to discover superior medicines in areas of significant unmet medical need. For more information, please visit Theravance’s web site at www.theravance.com.

THERAVANCE®, the Theravance logo, and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of Theravance, Inc.

RELVAR®, BREO®, ANORO™ and ELLIPTA® are trademarks of the GlaxoSmithKline group of companies.

Forward-Looking Statements

This press release contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to: expected net proceeds of the private placement of the notes, expectations for the repayment of the notes, plans for executing the separation of Theravance into two independent companies, the expected timing of the separation, the strategies, plans and objectives of the two companies following the separation, the timing, manner and amount of anticipated potential capital returns to stockholders, and the enabling capabilities of Theravance’s approach to drug discovery and its proprietary insights. These statements are based on the current estimates and assumptions of the management of Theravance as of the date of this press release and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: determination of the actuals expenses of the private placement, the commercialization of RELVAR®/BREO® ELLIPTA® and ANORO™ ELLIPTA™ may encounter delays or adverse developments, difficulties in effecting the registration of Theravance Biopharma as a public company, changes in the development or operations of Theravance prior to the separation that could affect the plans for the separation of Theravance into two independent companies or the intended provision of capital returns to stockholders, delays or difficulties in commencing or completing clinical studies, the potential that results from clinical or non-clinical studies indicate product candidates are unsafe or ineffective, and delays or failure to achieve and maintain regulatory approvals for products. Other risks affecting Theravance are described under the heading “Risk Factors” contained in Theravance’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on March 3, 2014 and the risks discussed in Theravance’s other periodic filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements.

(THRX-F)

Contact Information

Michael W. Aguiar (Investors)

Senior Vice President and Chief Financial Officer

650-808-4100

investor.relations@theravance.com

Susan Neath (media)

W2O Group

212-301-7182

sneath@w2ogroup.com